EXHIBIT 10.01

Certain portions of this exhibit (indicated by “[***]”) have been omitted pursuant to Item 601(a)(6) of Regulation S-K.

VARIATION AGREEMENT

This variation agreement, dated November 21, 2025 (the “Variation agreement”), is made by and between

FREEDOM FINANCE EUROPE LTD, a Limited Liability Company, duly incorporated under the laws of the Republic of Cyprus, having its registered office at Christaki Kranou 20, Freedom Tower, 5th floor, 4041 Germasogeia, Limassol, Cyprus (hereafter: the “Employer”, the “Company”), and

Mr. Evgenii Tiapkin, having an ID Card of Republic of Cyprus [***], with the residential address at [***] (hereafter: the “Employee”).

(The Company and the Employee are hereinafter collectively referred to as the “Parties” and individually as a “Party”).

Background
(A)    The parties entered into the Employment Contract dated April 07, 2023 (the “Contract of Employment”).
(B)    The Parties agree to amend the Contract of Employment as set out herein with effect from November 21, 2025 (the “Variation Date”).

Agreed terms
1. Variation
The Parties have agreed that with effect on and from the Variation Date the clause 2.1. of the Contract of Employment shall be amended and shall be replaced as follows:

«2. TERMS AND TERMINATION
1.1. The Contract is entered for an indefinite period of time unless either Party terminates the Contract as per paragraphs 2.6 - 2.7 of this Contract.»

2. Continuity
The provisions of the Contract of Employment, save as amended in this Variation Agreement, continue in full force and effect, and shall be read and construed as one document with Contract of Employment.

This Variation Agreement has been executed in 2 (two) counterparts of equal legal effect, with one counterpart for the Company and one for the Employee, delivered and takes effect on the date stated at the beginning of it.

IN WITNESS WHEREOF the Parties hereto have set their hands on the day and year above written.

THE COMPANY	THE EMPLOYEE
/s/ Evgenii Tiapkin (seal) Evgenii Tiapkin, Executive Director	/s/ Evgenii Tiapkin Evgenii Tiapkin